UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

_______________________

Vor Biopharma Inc.

(Exact name of registrant as specified in its Charter)

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Delaware	001-39979	81-1591163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cambridgepark Drive Suite 400 Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 655-6580

(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 15, 2021, Vor Biopharma Inc. (the “Company”) and PPF Off 100 Cambridge Park Drive, LLC (the “Landlord”) entered into the First Amendment to Lease (the “First Amendment”) and the Second Amendment to Lease (the “Second Amendment,” and together with the First Amendment, the “Lease Amendment”), each of which amended certain terms of the Lease Agreement, dated December 17, 2019 (the “Original Lease”), between the Company and the Landlord with respect to the Company’s corporate office and laboratory facilities (the “Premises”) located at 100 Cambridgepark Drive in Cambridge, Massachusetts (the “Building”).

Among other things, the First Amendment expands the existing Premises by 10,262 rentable square feet on the first floor of the Building and the Second Amendment further expands the existing Premises by 30,175 rentable square feet on the third floor of the Building, which includes manufacturing, research and development laboratory and office space.

The Original Lease has a term of 10 years, beginning on the Rent Commencement Date which is two months after the Commencement Date (each as defined in the Original Lease). The Lease Amendment amends the Commencement Date to include the first floor and third floor expansion premises commencement dates, which are anticipated to occur on October 1, 2021 and January 1, 2022, respectively. The first year aggregate Base Rent (as defined in the Lease Amendment) for the expanded Premises, as measured from the first floor and third floor expansion premises commencement dates, is expected to be approximately $2.5 million. Each of the First Amendment and Second Amendment contains scheduled rent increases over the lease term.

The Original Lease required the Company to deliver an irrevocable standby letter of credit in an amount of approximately $1.6 million (the “Existing Letter of Credit”) to the Landlord as security for the Company’s performance and observance of the terms, conditions and covenants of the Original Lease. Under the Second Amendment, the Company will deliver either (i) a replacement letter of credit in an amount of approximately $2.4 million, or (ii) an amendment to the Existing Letter of Credit, increasing the amount to approximately $2.4 million.

The Second Amendment also contains a right of first offer in favor of the Company, subject to certain tenants and occupants of the Building having rights, for any separate rentable area in the Building.

The foregoing descriptions of certain terms of the First Amendment and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment and the Second Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K (the “Form 8-K”).

Item 7.01	Regulation FD Disclosure.

On June 17, 2021, the Company issued a press release (the “Press Release”) announcing its plans to build-out a manufacturing facility at the Building. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (the “SEC”) made by the Company, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On June 17, 2021, the Company announced plans to build-out a manufacturing facility that is designed to be Good Manufacturing Practice compliant and that is intended to support clinical manufacturing for the Company’s cell therapy programs, including both engineered hematopoietic stem cells and chimeric antigen receptor T-cell therapies. The Company anticipates that the facility will be operational in 2022. In addition, the Company announced that the planned build-out of the manufacturing facility is consistent with the Company’s strategic plan and does not impact its anticipated cash runway, which the Company believes is still sufficient to fund its operations at least into the first quarter of 2023.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Form 8-K include statements regarding the Company’s intention to build-out an internal clinical manufacturing facility at its headquarters, including the timing of such build-out, the anticipated capabilities and benefits of such facility and the Company’s anticipated cash runway. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in development manufacturing capabilities; the COVID-19 pandemic, which could adversely impact the Company’s business, including its preclinical studies and clinical trials and the development of its manufacturing facility; uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates; availability and timing of results from preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products; and availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements.  These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which is on file with the SEC, and in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Lease, by and between the Company and PPF Off 100 Cambridge Park Drive, LLC (“Landlord”), dated June 15, 2021.

10.2	Second Amendment to Lease, by and between the Company and the Landlord, dated June 15, 2021.

99.1	Press Release, dated June 17, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vor Biopharma Inc.

Date: June 17, 2021	By:	/s/ Robert Ang
Robert Ang
Chief Executive Officer